            ------------------------------------------------------
                            MEYERS PRIDE VALUE FUND
            ------------------------------------------------------


                                 ANNUAL REPORT

                                  May 31, 2000

                       [LOGO OF MEYERS PRIDE VALUE FUND]

                              Chairwoman's Letter
-------------------------------------------------------------------------------

I am pleased to share with our shareholders, the successes and challenges of the fourth fiscal year for the Meyers Pride Value Fund (the Fund). This letter is an integral part of the Fund's fiscal year-end May 31, 2000 Annual Report and should be read in conjunction with the following Report On The Fund, which includes a more detailed discussion of the Fund's portfolio activity and investment performance.

For the twelve-month period incorporating this Annual Report (May 31, 1999 to May 31, 2000), the Fund had a total return of 14.36%. During the same period, the S&P 500/1/ had a total return (which includes reinvested dividends) of 10.47%. The Fund's short-term performance ranking in both Morningstar/2/ and Lipper/3/ has been outstanding. For the one-year period ending May 31, 2000, the Fund placed in the top 8% of performance in Morningstar's Mid-Cap Value category (fund 23 out of 281), and placed in the top 8% of performance in Lipper's Multi-Cap Value category (fund 38 out of 493).

Longer-term performance has also been excellent. For the three-year period ending May 31, 2000, the Fund placed in the top 7% of performance in Morningstar's Mid-Cap Value category (fund 14 out of 191), and placed in the top 9% of performance in Lipper's Multi-Cap Value category (fund 30 out of 333). Since inception on June 13, 1996 through May 31, 2000, the Fund has had an average annualized return of 18.29%/4/.

During the past twelve months, assets in the Fund nearly doubled, increasing from $4.61 million on May 31, 1999 to $8.73 million on May 31, 2000. Throughout the year, the Fund consistently recorded monthly net inflows of new investments, in spite of the general industry trend of weak, or even negative, net inflows to value style mutual funds. In fact, beginning in September 1999, monthly inflows began to accelerate significantly on a year-to-year comparative basis, and maintained that trend through the fiscal year end in May 2000.

The Fund's distribution channels have expanded substantially and now include Charles Schwab's OneSource and Market Place programs, E*Trade, Morgan Stanley Dean Witter, American Express Discount Brokerage, DLJ Direct, Waterhouse Securities, as well as direct Fund purchases. Beginning in July 2000, the Fund will be added to the American Express Financial Advisors SPS Advantage Program. Please note that the trading symbol for the Fund in all these distribution systems is "MYPVX".

Our website (www.pridefund.com) continues to be an extremely important communications conduit for both existing and prospective clients. Web "hits" have increased from less than 400 per day in May 1999, to approximately 1060 per day in May 2000. Prospectuses and account applications, for both IRA and non-IRA accounts, can be downloaded from the website. The website also provides daily updates on the Fund's net asset value (NAV), and monthly updates on performance. For your trading convenience, we have direct links from our home page to E*Trade, Schwab, and DLJ Direct. Several financial websites, including Morningstar, Lipper, Yahoo Financial, MSN Money Central, E*Trade, and Schwab have direct links to our website and additional information on the Fund. We have a policy of responding to all website inquires and we encourage you to use this avenue to communicate with the Fund's manager, Meyers Capital Management.

We believe that consistency is an important attribute for any professional investor. Since the Fund's inception in June 1996, we have endeavored to remain steadfast to the principal investment strategies of the Fund. We believe a commitment to a clear investment strategy, regardless of which industry sector or investment style is in or out of favor, gains added importance as stock market volatility increases. And, we believe that over the long-term, following a clear investment strategy can help to maximize return, while helping to reduce investment risk.

--------------------------------------------------------------------------------

We continue to look at each company on an individual "bottoms-up" basis, employing an actively managed value style investment strategy. We continue to seek long-term capital appreciation, rather than current income through dividends, or quick hits from "hot stocks". Each investment in the portfolio, besides being inexpensive relative to what we calculate to be its intrinsic value, must also be a fundamentally strong or rapidly strengthening company, managed by visionary, intelligent and ethical management teams.

As part of our fundamental investment strategy, we invest in companies, which have progressive Open Workplace policies, which we define as companies that have openly adopted policies, which promote the value, respect, and development of all company employees, including gay and lesbian employees. We believe that companies maintaining Open Workplace policies will experience higher workplace morale, lower turnover, improved customer relations and more efficient internal communications which can all contribute to above average profitability. At a time when approximately 80% of the U.S. economy is service based, (meaning that the bulk of a company's assets are in its human capital base), actively valuing and developing all employees is essential to sustained profitability. We believe that companies that have openly adopted policies that value their gay and lesbian employees are at the vanguard of understanding the importance of an Open Workplace culture. These are exactly the types of companies that belong in any investment portfolio.

Current and prospective investors should know that we do not approach our research on employment policies as a passive exercise. When we find companies without anti-discrimination policies in place, we actively engage company management in constructive discussions to have non-discrimination policies adopted. Most significantly, in bringing these issues to the table, we have had success in achieving positive results. We will continue with these important pursuits. Reflecting these efforts during the past fiscal year, we have added 12 companies to our employment policy database after verifying specifically stated anti-discrimination policies in regard to sexual orientation. The total database now consists of approximately 430 companies.

Please note that the purpose of this database is to track a company's employment policy. Investment selections for the portfolio are derived from this database, but decisions as to investment transactions are strictly based upon our investment criteria. From a database of over 400 companies, the investment portfolio has historically consisted of 40 to 45 individual stock holdings.

A more detailed analysis of the past year's investment activity and market conditions is contained in the related Report On The Fund. This and additional information can be provided on request. Please don't hesitate to contact us at www.pridefund.com or (800) 410-3337 if you have questions regarding the Meyers Pride Value Fund.

Thank you for choosing the Meyers Pride Value Fund as part of your portfolio and we encourage you to share with family and friends the successes of the Fund.

/s/ Shelly J. Meyers
Shelly J. Meyers
--------
This material is authorized for distribution only when preceded or accompanied by a prospectus. The prospectus contains complete information including expenses and ongoing fees and should be read carefully before investing or sending money. BISYS Fund Services, LLP, distributes the Fund.

-------------------------------------------------------------------------------

The views expressed in this letter reflect those of the Chairwoman through the end of the period covered by the report, as stated on the cover. The Chairwoman's views are subject to change based on market and other conditions. /1/The Fund's Performance is compared to the Standard & Poor's 500 Stock
  Index, which represents the U.S. stock market as a whole. The index is unmanaged, and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. An investor can not invest directly in an index.
/2/Morningstar is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge. Past performance is no guarantee of future results. Morningstar ratings reflect historical risk adjusted performance as of 5/31/00. The ratings are subject to change every month. Morningstar ratings are calculated from a funds 3-, 5-, and 10-year returns (with fee adjustments) in excess of 90-day Treasury Bill returns and a risk factor that reflects performance below 90 day Treasury Bill returns.
/3/Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge. Past performance is no guarantee of future results.
/4/Past performance does not guarantee future results. Investment return and net asset value will fluctuate so that investor shares when redeemed may be worth more or less than the original cost.

                              Report on the Fund
-------------------------------------------------------------------------------

For the twelve-month period incorporating this Annual Report (May 31, 1999 to May 31, 2000), the Meyers Pride Value Fund (the Fund), had a total return of 14.36%. During the same period, the S&P 500/1/ had a total return (which includes reinvested dividends) of 10.47%. The Fund's short-term performance ranking in both Morningstar/2/ and Lipper/3/ has been outstanding. For the one-year period ending May 31, 2000, the Fund placed in the top 8% of performance in Morningstar's Mid-Cap Value category (fund 23 out of 281), and placed in the top 8% of performance in Lipper's Multi-Cap Value category (fund 38 out of 493).

Longer-term performance has also been excellent. For the three-year period ending May 31, 2000, the Fund placed in the top 7% of performance in Morningstar's Mid-Cap Value category (fund 14 out of 191), and placed in the top 9% of performance in Lipper's Multi-Cap Value category (fund 30 out of 333). Since inception on June 13, 1996 through May 31, 2000, the Fund has had an average annualized return of 18.29%/4/.

The companies held in the Fund had an average market capitalization of $58.7 billion dollars as at May 31, 2000, and a median market capitalization of approximately $10.4 billion. Both the average and median market capitalization's have risen from May 31, 1999, when the Fund average market cap was $29.1 million and median market cap was $6.9 billion, respectively. This shift primarily occurred from March through May 2000, as we added a number of high quality, large cap companies, that were beaten up during the market correction that started in mid-March. Chief among these additions were Johnson & Johnson, Lucent Technologies, Microsoft, Motorola and Procter & Gamble. We were able to make these additions while maintaining our historical discount to the S&P 500 market price/earnings ratio.

As of May 31, 2000, the Fund had a total of forty-one stocks in the portfolio*, consistent with the number of holdings since inception. Fourteen new positions were established during the six-month period ending November 30, 1999, and thirteen positions were sold during the same period for an average gain of 115.8%. During the six-month period ending May 31, 2000, thirteen new positions were established, and sixteen positions were sold, for an average gain of 33.1%. Included in the sixteen sold positions were five stocks, with an average loss of 28.0%. These positions were sold in November and December 1999 to minimize taxable gains to shareholders. Without the inclusion of the five stocks sold at a loss, the eleven stocks sold had an average gain of 60.9%. Fund turnover for the year ended May 31, 2000 was 72.3%, below the 89% turnover rate registered by the average domestic stock fund.

The most significant activity in the portfolio occurred in November/December 1999, and March to May 2000. During November and December, we sold significant technology holdings after the stocks had reached our sales price targets. Positions sold during this period include General Instrument (193.8% gain), Digital Lightwave (667.3% gain) and Oracle (128.6% gain). At the same time, we began to purchase less volatile, more "conservative" utility and energy companies, such as Edison International, Pacific Gas & Electric, Atlantic Richfield, and Enron. Ironically, these moves hurt the portfolio's performance relative to the market in January and February. However, this shift in the portfolio helped tremendously when the market fell into a severe correction beginning in mid-March. Conversely, this Spring's market correction provided the opportunity to purchase the large cap technology companies discussed above.

As at May 31, 2000, the top five equity holdings were*: Petco Animal Supplies (5.5% of total investments), UNUMProvident (3.9%), Texaco (3.3%), Lucent Technologies (3.3%), and Xerox (3.1%). The top ten equity holdings represented 33.8% of the total portfolio, a weighting consistent with all prior periods reported.

The Fund's average price/earnings ratio (P/E) as at May 31, 2000 was 20.1x based on estimated 1999 calendar earnings, and 16.9x based on estimated 2000 calendar earnings. In keeping with our value investment strategy,

-------------------------------------------------------------------------------

the Fund's portfolio P/E provides a significant discount to the S&P 500 market P/E of 25.2x based on estimated 1999 calendar earnings, and 22.4x based on estimated 2000 calendar earnings The projected five year compound annual earnings growth rate (CAGR) of the Fund portfolio is higher than that estimated for S&P 500, with the portfolio's earnings CAGR currently projected at 15.9% vs. the 12.8% of the S&P 500.

In regard to the stated social investment criteria of the Fund, Meyers Capital Management, L.L.C. (investment advisor to the Fund) has continued to expand its documented database of companies which follow the anti-discrimination employment policies required by the Fund. Since May 31, 1999, twelve new companies were added to this database as having verified and specifically stated anti-discrimination policies in regards to sexual orientation. This brings the total database to approximately 430 companies. A more detailed discussion on the Fund's social investment criteria can be found in the Chairwoman's Letter included in this Annual Report.

Of importance to current and prospective investors, our distribution channels continue to expand. The Fund is now available through American Express Financial Advisors, (primarily through the SPS Advantage Program and American Express' discount brokerage operations), and Morgan Stanley Dean Witter's programs. In addition to these new distribution channels, the Fund continues to be offered through Charles Schwab's OneSource and Market Place programs, E*Trade, DLJ Direct, and Waterhouse Securities. The Meyers Pride Value Fund can be located in these distribution systems using the ticker "MYPVX".

The Fund's website, (www.pridefund.com), provides daily NAV updates, monthly performance data, direct links to major distribution providers, and other general information. The website also provide electronic downloading of prospectuses and investment applications. A number of third party websites offer information on the Fund, including websites operated by Charles Schwab, E*Trade, Morningstar, Lipper, Yahoo Financial, and MSN Money Central.

In closing, I would like to reiterate a very important point that I raised in the fiscal year-end May 31, 2000 Chairwomen's Letter. That is, we firmly believe that consistency is an important attribute for any professional investor. Since the Fund's inception in June 1996, we have adhered to the principal value style investment strategies of the Fund. We believe that a commitment to a clear investment strategy, regardless of which industry sector or investment style is in or out of favor, gains added importance as stock market volatility increases. We believe that over the long-term, following a clear investment strategy can help to maximize return, and also help to reduce investment risk. We strongly believe we have a professional obligation to provide a consistently managed investment product to our clients, and will endeavor to continue to do so as we manage the Fund through its fifth fiscal year.
-------------------------
*Portfolio holdings are accurate as of 5/31/00. Portfolio composition is subject to change.
/1/The Fund's Performance is compared to the Standard & Poor's 500 Stock
  Index, which represents the U.S. stock market as a whole. The index is unmanaged, and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. An investor cannot invest directly in an index.
/2/Morningstar is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge. Past performance is no guarantee of future results. Morningstar ratings reflect historical risk adjusted performance as of 5/31/00. The ratings are subject to change every month. Morningstar ratings are calculated from a funds 3-, 5-, and 10 year returns (with fee adjustments) in excess of 90 day Treasury Bill returns and a risk factor that reflects performance below 90 day Treasury Bill returns.
/3/Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge. Past performance is no guarantee of future results.
/4/Past performance does not guarantee future results. Investment return and net asset value will fluctuate so that investor shares when redeemed may be worth more or less than the original cost.

--------------------------------------------------------------------------------

                            Meyers Pride Value Fund

Value of a $10,000 Investment

                          Meyers Pride         Standard & Poor's 500
                          Value Fund              Stock Index/1/

          6/13/96         $10,000.00                  $10,000.00
         11/30/96          10,880.00                   11,391.98
          5/31/97          12,230.00                   12,890.81
         11/30/97          12,900.76                   14,642.98
          5/31/98          14,744.76                   16,849.21
         11/30/98          14,563.01                   18,108.61
          5/31/99          17,019.37                   20,391.96
         11/30/99          18,648.00                   21,839.00
          5/31/00          19,463.00                   22,529.00


                             Average Annual Return

                                                       Since
                                                     Inception
                                 1 Year     3 Year   (6/13/96)

                    5/31/01      14.36%     16.75%    18.29%

The chart above represents a comparison of a hypothetical $10,000 investment versus a similar investment in the Fund's benchmark.
-------------------------
Past performance does not guarantee future results. Investment return and net asset value will fluctuate so that investor shares when redeemed may be worth more or less than the original cost.
/1/The Fund's Performance is compared to the Standard & Poor's 500 Stock Index, which represents the U.S. stock market as a whole. The index is unmanaged, and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees.

                            MEYERS PRIDE VALUE FUND
                       Schedule of Portfolio Investments
                                  May 31, 2000
--------------------------------------------------------------------------------

 Shares or
 Principal                                             Market
  Amount                                               Value
 ---------                                           ----------
           Common Stocks--95.0%
           Banking--4.9%
   8,000   Bank One Corp.                            $  264,500
   2,200   Chase Manhattan Corp.                        164,313
                                                     ----------
                                                        428,813
                                                     ----------
           Commercial Services--3.3%
  10,800   Cendant Corp. (b)                            143,100
  13,000   Sylvan Learning Systems, Inc. (b)            146,250
                                                     ----------
                                                        289,350
                                                     ----------
           Computer Equipment & Software--12.9%
  25,000   Activision, Inc. (b)                         154,688
   3,000   Computer Associates International, Inc.      154,500
   1,800   Intel Corp.                                  224,324
   1,200   International Business Machines Corp.        128,775
   4,000   Microsoft Corp. (b)                          250,249
   7,500   Unisys Corp. (b)                             203,438
                                                     ----------
                                                      1,115,974
                                                     ----------
           Electric Utility--4.8%
  10,000   Edison International                         213,750
   8,000   PG & E Corp.                                 207,500
                                                     ----------
                                                        421,250
                                                     ----------
           Financial Services--1.0%
     700   J.P. Morgan & Co., Inc.                       90,125
                                                     ----------
           Food Products & Services--4.3%
  14,700   Horizon Organic Holding Corp. (b)            145,163
   6,500   Whole Foods Market, Inc. (b)                 225,875
                                                     ----------
                                                        371,038
                                                     ----------
           Health & Personal Care--9.4%
  24,000   Cole National Corp.--Class A                 151,500
   2,000   Johnson & Johnson, Inc.                      179,000
  10,000   McKesson HBOC, Inc.                          164,375

    The accompanying notes are an integral part of the financial statements.

                            MEYERS PRIDE VALUE FUND
                 Schedule of Portfolio Investments, (continued)
                                  May 31, 2000
--------------------------------------------------------------------------------

 Shares or
 Principal                                                  Market
  Amount                                                    Value
 ---------                                                ----------
           Common Stocks, (continued)
           Health & Personal Care, (continued)
   3,000   Procter & Gamble Co.                           $  199,500
  25,000   Sola International, Inc. (b)                      125,000
                                                          ----------
                                                             819,375
                                                          ----------
           Insurance--9.4%
  10,000   Allstate Corp.                                    265,000
   5,800   St Paul Companies, Inc.                           217,500
  15,000   UNUMProvident Corp.                               340,313
                                                          ----------
                                                             822,813
                                                          ----------
           Medical--Biotechnology--1.2%
  25,000   Serologicals Corp. (b)                            101,563
                                                          ----------
           Medical--Equipment & Supplies--2.9%
  10,000   Boston Scientific Corp. (b)                       256,250
                                                          ----------
           Medical--Hospital Management--2.5%
  18,080   Foundation Health Systems, Inc.--Class A (b)      216,960
                                                          ----------
           Office Equipment & Services--3.1%
  10,000   Xerox Corp.                                       271,250
                                                          ----------
           Oil & Gas--5.3%
   3,280   BP Amoco PLC--ADR                                 178,350
   5,000   Texaco, Inc.                                      287,188
                                                          ----------
                                                             465,538
                                                          ----------
           Phamaceuticals--4.4%
   3,700   American Home Products Corp.                      199,338
   4,200   Watson Pharmaceutical, Inc. (b)                   185,325
                                                          ----------
                                                             384,663
                                                          ----------
           Photography--2.7%
   4,000   Eastman Kodak Co.                                 239,000
                                                          ----------
           Recreation--2.5%
  12,000   Callaway Golf Co.                                 217,500
                                                          ----------
           Retail--9.5%
   5,000   Federated Department Stores, Inc. (b)             192,500

    The accompanying notes are an integral part of the financial statements.

                            MEYERS PRIDE VALUE FUND
                 Schedule of Portfolio Investments, (continued)
                                  May 31, 2000
--------------------------------------------------------------------------------

 Shares or
 Principal                                                    Market
  Amount                                                      Value
 ---------                                                  ----------
           Common Stocks, (continued)
           Retail, (continued)
   25,100  Petco Animal Supplies, Inc. (b)                  $  475,330
   10,000  Toys "R" Us, Inc. (b)                               157,500
                                                            ----------
                                                               825,330
                                                            ----------
           Telecommunications--10.9%
    5,000  AT&T Corp.                                          173,438
    5,000  Lucent Technologies, Inc.                           286,874
    2,000  Motorola, Inc.                                      187,500
    4,000  SBC Communications, Inc.                            174,750
    3,400  WorldCom, Inc. (b)                                  127,925
                                                            ----------
                                                               950,487
                                                            ----------
           TOTAL COMMON STOCKS (Cost $8,308,993)             8,287,279
                                                            ----------
           SHORT-TERM INVESTMENTS--4.5%
 $396,968  Bank of New York Cash Reserve                       396,968
                                                            ----------
           TOTAL SHORT-TERM INVESTMENTS (Cost $396,968)        396,968
                                                            ----------
           TOTAL INVESTMENTS (Cost $8,705,961) (a)--99.5%    8,684,247
                                                            ----------
           Other assets in excess of liabilities--0.5%          41,608
                                                            ----------
           TOTAL NET ASSETS--100.0%                         $8,725,855
                                                            ==========

--------
ADR--American Depository Receipt
PLC--Public Limited Company

(a) Represents cost for financial reporting purposes and federal income tax purposes and differs from market value by net unrealized depreciation of securities as follows:

         Unrealized appreciation      $ 930,223
         Unrealized depreciation       (951,937)
                                      ---------
         Net unrealized depreciation  $ (21,714)
                                      =========

(b) Represents non-income producing securities.

    The accompanying notes are an integral part of the financial statements.

                            MEYERS PRIDE VALUE FUND
                      Statement of Assets and Liabilities
                                  May 31, 2000
--------------------------------------------------------------------------------

Assets:
  Investments, at value (cost $8,705,961)      $8,684,247
  Receivable from investment manager               49,280
  Dividends and interest receivable                12,801
  Deferred organizational costs                    33,014
  Prepaid expenses                                 17,031
                                               ----------
    Total Assets                                           $8,796,373
Liabilities:
  Capital shares redeemed payable                   5,341
  Payable for distribution fees                     1,809
  Other accrued liabilities                        63,368
                                               ----------
    Total Liabilities                                          70,518
                                                           ----------
Net Assets, applicable to 598,603 shares of
beneficial interest                                        $8,725,855
                                                           ==========
Net Assets consist of:
  Capital                                       7,675,583
  Accumulated net investment loss                     (18)
  Accumulated net realized gain on investments  1,072,004
  Net unrealized depreciation on investments      (21,714)
                                               ----------
Net Assets                                                 $8,725,855
                                                           ==========
Net Asset Value per share                                  $    14.58
                                                           ==========

    The accompanying notes are an integral part of the financial statements.

                            MEYERS PRIDE VALUE FUND
                            Statement of Operations
                        For the Year Ended May 31, 2000
--------------------------------------------------------------------------------

Investment Income:
  Dividend income                                      $   78,042
  Interest income                                           7,868
                                                       ----------
    Total investment income                                        $   85,910
Expenses:
  Investment management fees                           $   67,520
  Administration fees                                      63,333
  Distribution fees                                        16,880
  Audit fees                                               18,503
  Custodian fees                                           16,280
  Fund accounting fees                                     31,868
  Legal fees                                              114,460
  Organization expenses                                    33,105
  Registration fees                                        18,645
  Transfer agent fees                                      50,539
  Trustees' fees                                           12,388
  Miscellaneous expenses                                   36,221
                                                       ----------
    Total expenses before waivers/reimbursements                      479,742
    Less expenses waived by investment manager                        (67,520)
    Less expenses reimbursed by investment manager                   (280,556)
                                                                   ----------
    Net expenses                                                      131,666
                                                                   ----------
Net Investment Loss                                                   (45,756)
                                                                   ----------
Realized and Unrealized Gain/(Loss) on Investments
  Net realized gain on investments                      1,528,891
  Net change in unrealized depreciation on investments   (518,267)
                                                       ----------
  Net realized and unrealized gain on investments                   1,010,624
                                                                   ----------
Net Increase in Net Assets Resulting From Operations               $  964,868
                                                                   ==========

    The accompanying notes are an integral part of the financial statements.

                            MEYERS PRIDE VALUE FUND
                      Statements of Changes in Net Assets

                                                       Year Ended   Year Ended
                                                      May 31, 2000 May 31, 1999
-------------------------------------------------------------------------------
Operations:
  Net investment loss                                  $  (45,756)  $  (27,875)
  Net realized gain on investments                      1,528,891      476,498
  Net change in unrealized appreciation/depreciation
  on investments                                         (518,267)     176,367
                                                       ----------   ----------
  Net increase in net assets resulting from
  operations                                              964,868      624,990
                                                       ----------   ----------
Distributions to Shareholders:
  Distributions from net realized gain on investments    (677,398)    (227,065)
Shares of Beneficial Interest:
  Net increase in net assets from shares of
  beneficial interest transactions                      3,827,724    1,089,659
                                                       ----------   ----------
  Net increase in net assets                            4,115,194    1,487,584
                                                       ----------   ----------
Net Assets:
  Beginning of period                                   4,610,661    3,123,077
                                                       ----------   ----------
  End of period                                        $8,725,855   $4,610,661
                                                       ==========   ==========

    The accompanying notes are an integral part of the financial statements.

                            MEYERS PRIDE VALUE FUND
                              Financial Highlights

 (For a share outstanding      Year Ended   Year Ended   Year Ended  Period Ended
 throughout each period)      May 31, 2000 May 31, 1999 May 31, 1998 May 31, 1997*
-----------------------------------------------------------------------------------
 Net Asset Value, beginning
 of period                       $14.03       $12.98       $12.23       $10.00
                                 ------       ------       ------       ------
 Income from Investment
 Operations:
   Net investment loss            (0.08)       (0.08)       (0.06)       (0.03)
   Net realized and
    unrealized gain on
    investments                    2.05         1.95         2.36         2.26
                                 ------       ------       ------       ------
   Total from investment
   operations                      1.97         1.87         2.30         2.23
 Distributions to
 Shareholders from:
   Net realized gain on
   investments                    (1.42)       (0.82)       (1.55)          --
                                 ------       ------       ------       ------
 Net Asset Value, end of
 period                          $14.58       $14.03       $12.98       $12.23
                                 ======       ======       ======       ======
 Total Return                     14.36%       15.43%       20.56%       22.30%(b)
 Ratios to Average Net
 Assets/Supplemental Data:
   Net assets, end of period
   (in thousands)                $8,726       $4,611       $3,123       $1,563
   Net investment loss net
    of waivers/
    reimbursements                (0.68%)      (0.79%)      (0.61%)      (0.48%)(a)
   Expenses before
    waivers/reimbursements**       7.11%       10.32%       12.30%       41.61%(a)
   Expenses net of
    waivers/reimbursements         1.95%        1.95%        1.95%        2.09%(a)
   Portfolio turnover rate        72.32%       73.70%       39.00%       42.46%

--------
*   From June 13, 1996 (commencement of operations) through May 31, 1997.
** During the period, certain fees were voluntarily waived or reimbursed. If such voluntary fee waivers and reimbursements had not occurred, the ratios would have been as indicated.
(a) Annualized.
(b) Not Annualized.

    The accompanying notes are an integral part of the financial statements.

                            MEYERS PRIDE VALUE FUND
                         Notes to Financial Statements
                                 May 31, 2000
-------------------------------------------------------------------------------


1. Organization. The Meyers Pride Value Fund (the "Fund") is a separate series of the Meyers Investment Trust (the "Trust"), a business trust organized under the laws of the State of Delaware. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940" Act), as an open-ended, no-load, diversified management investment company. The Fund's overall investment objective is to attain long-term capital appreciation by investing in a diversified portfolio of equity securities believed by the Investment Manager, as defined herein, to be under-valued but nevertheless fundamentally sound companies identified as generally having progressive policies towards gays and lesbians, but at a minimum having in place specifically stated policies against discrimination in hiring and promotion based upon sexual orientation.

Significant fee waivers and reimbursements were required to achieve an expense ratio of 1.95% during the current period. To the extent that the Fund does not continue to increase net assets, the Fund is reliant upon the ability of the Investment Manager to continue to provide fee waivers and reimbursements. The Investment Manager is dependent upon continuing to achieve its goals, including increasing the Fund's net assets, in order to provide such support to the Fund. Inability by the Investment Manager to continue to provide fee waivers and reimbursements would result in an increase in net expenses and a corresponding decrease in net asset value per share.

2. Significant Accounting Policies. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual amounts could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements:

a. Security Valuation. Equity securities held by the Fund are valued at the last sale price on the exchange on which they are primarily traded, or on the NASDAQ system for unlisted national market issues, or at the last quoted bid price for securities in which there were no sales during the day or for unlisted securities not reported on the NASDAQ system. Short-term obligations, with remaining maturities of less than sixty days, are valued at amortized cost, which approximates market value. Fund securities (other than short-term obligations with remaining maturities of less than sixty days) for which there are no such quotations or valuations, are valued at fair value as determined in good faith by or at the direction of the Fund's Board of Trustees.

b. Security Transactions and Investment Income. Securities transactions are accounted for on the trade date, with realized gain or loss on the sale of investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount, where applicable) is recorded as earned. Dividend income is recorded on the ex-dividend date.

c. Dividends and Distributions to Shareholders. Dividends from net investment income and distributions of net realized gains are normally declared and paid annually by the Fund. The Fund records dividends and distributions to shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts

                            MEYERS PRIDE VALUE FUND
                   Notes to Financial Statements (continued)
-------------------------------------------------------------------------------

are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. As of May 31, 2000, the following reclassification has been made to increase/(decrease) such accounts:

        Accumulated Net                                        Accumulated Net
        Investment Loss                                        Realized Gains
        ---------------                                        ---------------
            $45,684                                               ($45,684)

d. Federal Income Taxes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

e. Organization Expenses. Costs incurred in connection with the organization and initial registration of the Fund have been deferred and are being amortized over a sixty-month period, beginning with the Fund's commencement of operations. In the event any of the initial shares of the Fund are redeemed during the amortization period, the redemption proceeds will be reduced by the pro rata portion of any unamortized organizational expenses in the proportion that the number of shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

3. Investment Management, Administration, Fund Accounting, Transfer Agency and Distribution Agreements. The Investment Manager of the Fund, Meyers Capital Management, LLC, serves as the Fund's Investment Manager pursuant to an Investment Management Agreement ("Agreement"). Under the terms of the Agreement, the Investment Manager is entitled to receive a monthly fee of 1.00% of the average daily net assets of the Fund. The Investment Manager has agreed to waive all of its fee and to reimburse the Fund for expenses necessary to assist the Fund in maintaining a competitive expense ratio of 1.95% annualized of average daily net assets.

The Fund has entered into an Administration Agreement ("Agreement") with BISYS Fund Services LP ("BISYS LP"), with whom certain officers of the Fund are affiliated, to provide administrative services. Affiliated officers are not paid any fees directly by the Fund for serving as officers of the Fund. Pursuant to the Agreement, BISYS LP provides certain administrative and managerial support services to the Fund. Per the Agreement, BISYS LP shall receive a minimum administration fee of $75,000 per year. Effective February 1, 2000, the agreement was amended such that BISYS LP shall receive a minimum administration fee of $40,000 per year.

The Fund has entered into a Fund Accounting Agreement ("Agreement") with BISYS Fund Services, Inc. ("BISYS"), an affiliate of BISYS LP, to provide the Fund with fund accounting services. Pursuant to the Agreement, BISYS maintains the Fund's books and records and calculates the Fund's net asset value on a daily basis. The current Agreement states that BISYS shall receive a minimum fee of $30,000 per year, plus reimbursement of out-of-pocket expenses.

                            MEYERS PRIDE VALUE FUND
                   Notes to Financial Statements (continued)
-------------------------------------------------------------------------------


The Fund has entered into a Transfer Agency Agreement ("Agreement") with BISYS to provide the Fund and its shareholders dividend disbursing, registrar and transfer agency services. The current Agreement states that BISYS receives a transfer agency fee of $21 per year for each shareholder of the Fund, subject to a $15,000 minimum per year, plus reimbursement of out-of-pocket expenses.

The Trustees of the Fund have adopted a Distribution Plan ("Plan") with respect to the Fund in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Plan, BISYS LP, as the Fund's Distributor is responsible for facilitating the distribution of Fund shares. The Fund accrues daily and pays monthly up to 0.25% of the Fund's average daily net assets for services rendered in connection with the distribution of shares of the Fund.

4. Shares of Beneficial Interest. The Fund's Articles of Incorporation permit the Fund to issue an unlimited number of full and fractional shares of beneficial interest (par value $0.00001). Transactions in shares and dollars were as follows:

                                     Year Ended            Year Ended
                                    May 31, 2000          May 31, 1999
                                ---------------------  -------------------
                                 Shares     Amount     Shares     Amount
                                --------  -----------  -------  ----------
        Shares sold              434,145  $ 6,149,829  125,864  $1,559,802
        Shares reinvested         46,660      660,304   25,476     308,590
        Shares redeemed         (210,943)  (2,982,409) (63,235)   (778,733)
                                --------  -----------  -------  ----------
        Net increase in shares   269,862  $ 3,827,724   88,105  $1,089,659
                                ========  ===========  =======  ==========

5. Security Transactions. Purchases and sales of securities for the year ended May 31, 2000, other than short-term securities, amounted to $7,575,400 and $4,573,557, respectively.

6. Federal Income Information (unaudited). During the year ended May 31, 2000, the Fund declared long-term capital gain distributions in the amount of $231,114.

For corporate shareholders 9.28% of the total ordinary income distributions paid during the fiscal year ended May 31, 2000 qualify for the corporate dividends received deduction.

                         Independent Auditors' Report
-------------------------------------------------------------------------------

To the Shareholders and
Board of Trustees of
the Meyers Pride Value Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, as of May 31, 2000, and the related statement of operations, statements of changes in net assets and the financial highlights for each of the periods indicated herein. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of May 31, 2000, by confirmation with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Meyers Pride Value Fund at May 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated herein, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP
Columbus, Ohio
July 7, 2000

                            MEYERS PRIDE VALUE FUND

Investment Manager
Meyers Capital Management, LLC
8901 Wilshire Boulevard
Beverly Hills, CA 90211

Distributor and Administrator
BISYS Fund Services Limited Partnership
3435 Stelzer Road
Columbus, OH 43219

Fund Accounting Agent
and Transfer Agent
BISYS Fund Services, Inc.
3435 Stelzer Road
Columbus, OH 43219

Custodian
BNY Western Trust Company
700 South Flower Street, Suite 250
Los Angeles, CA 90017

Legal Counsel
Mayer, Brown & Platt
1675 Broadway, Suite 1900
New York, NY 10019

Independent Auditors
KPMG LLP
Two Nationwide Plaza
Columbus, OH 43215

07/00

   This material must be
 preceded or accompanied by
   a current prospectus.